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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported)  MARCH 11, 1997



                       INTERSCIENCE COMPUTER CORPORATION
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       (Exact name of small business issuer as specified in its charter)



                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)



          1-12312                                   95-3880130
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 (Commission file number)               (I.R.S. Employer Identification No.)



        5171 CLARETON DRIVE, AGOURA HILLS, CALIFORNIA              91301
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          (Address of principal executive offices)              (Zip Code)



                                 (818) 707-2000
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              (Registrant's telephone number, including area code)



                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.


On March 6, 1997 Registrant filed for protection under Chapter 11 of the U.S. Bankruptcy Act. Under this filing Registrant's officers continue in control as Debtor-in-Possession under the jurisdiction of the bankruptcy court for the Central District of Los Angeles. The Registrant's case number is SV97-13095AG. There has been no receiver or trustee appointed.



                                   SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     INTERSCIENCE COMPUTER CORPORATION


Date:  March 10, 1997


                                     By:  /s/ Frank J. LaChapelle
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                                              Chief Executive Officer







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